Exhibit 99.1

Confidential FEBRUARY 2026 Black Pearl Compute

This presentation contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, such as, statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission ("SEC") on February 25, 2025, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 to be filed with the SEC, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

This presentation includes certain projected financial data. Such projected financial data may not be indicative of our future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geopolitical, competitive and financial risks that are outside of our control. Any such projected financial data is based on available information and certain assumptions that we believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. We make no representations to any person regarding projected financial data and we do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, our actual results may differ substantially and materially from these projections.

Website Disclosure

The company maintains a dedicated investor website at https://investors.ciphermining.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

2

Transaction Overview: ~$5.5Bn of Contracted Revenue with Long-Term AWS Lease

Cipher

- **Developing Black Pearl** (300 Gross MW / 216 MW Critical IT Load), leased to Amazon Data Services, Inc.
- Developer, owner, and operator of **high-performance digital infrastructure**
- **Well positioned to meet surging AI demand** with 8 pipeline sites
- Currently developing 300 Gross MW AI/HPC data center at Barber Lake with Fluidstack/Google aws

- AWS is a **leading global provider of cloud and AI infrastructure services**
- Leasing Black Pearl to support generative AI and HPC workloads
- Offers services like Bedrock and SageMaker to accelerate AI adoption, provides resources for building generative AI applications, and offers custom silicon (Trainium, Inferntia)
- Amazon.com, Inc. has a **$2.6 Trillion market capitalization** with **>$691Bn LTM revenue** as of 3Q'2025[(1)]

216 MW Critical IT Load Under Contract	**15 Years** **Base Lease Term** + Three 5-Year Subtenant Extension Options	**~$5.5Bn** Contracted Lease Payments	**~100%** NOI Margin[(2)]
3.0% Annual Rent Escalator	**October 2026** Targeted Initial Rent Commencement Date[(3)]	**Triple Net Lease** No Ability to Terminate for Convenience	**$9.5MM** Max. Development Cost / IT MW[(4)]

1. Market data per Bloomberg as of 1/26/2026
2. NOI Margin presented above assumes revenue based on the base rent payable for each phase following applicable rent commencement date is paid in a timely manner, no material delay in the completion of the facility, no material rent credits or other revenue shortfalls
3. Rent under the Amazon Lease will commence in phases that coincide with rack-ready completion of designated construction phases of the Black Pearl Facility. Rent under the initial phase is expected to commence in October 2026. Rent under the final phase is expected to commence in March 2027
4. Construction costs in excess of this rate are reimbursable by Amazon pursuant to the Amazon Lease.

3

Financing AWS-Backed HPC Data Center at Black Pearl

Cipher Black Pearl Overview

- On Nov. 3, 2025, Cipher announced a new partnership to build 300 MW of gross data center capacity which will be leased to Amazon Data Services, Inc. for at least 15 years
- Purpose-built HPC data center at Black Pearl, Wink, TX, with 300 MW of gross capacity and 216 MW Critical IT load under contract to be delivered in five subphases with initial rent targeted to begin October 1, 2026[1]

Financing Summary & Credit Support

- ✓ **New Financing**: $2.0Bn secured debt issued by Black Pearl Compute LLC, a wholly-owned indirect subsidiary of Cipher Mining
- ✓ **Use of Proceeds**: Fund the construction of the 300 MW HPC data center at Black Pearl, reimburse parent for prior capex, fund debt services reserves and interest during construction, and pay related fees and expenses
- ✓ **Predictable Deleveraging**: Lease payments will be used for mandatory amortization
- ✓ **Parent Completion Guaranty**: Supports full project funding and delivery
- ✓ **Contracted Revenue Base**: 100% pre-leased capacity to Amazon Data Services, with no ability to terminate for convenience after final rent commencement
- ✓ **Tenant Guaranty**: Amazon.com, Inc. (public parent) fully guarantees an amount equal to all base rent and operating expenses
- ✓ **Derisked Construction**: Amazon agrees to cover any construction cost overruns above $9.5MM/IT MW; Tenant Guaranty applies

Transaction Structure


Cipher Mining
Parent
Black Pearl Compute LLC
Issuer
Cipher Black Pearl LLC
Developer
Land Lease
11786 Wink LLC(2)
Landowner
Lease Agreement
aws
Tenant

1. Rent under the Amazon Lease will commence in phases that coincide with rack-ready completion of designated construction phases of the Black Pearl Facility. Rent under the initial phase is expected to commence in October 2026. Rent under the final phase is expected to commence in March 2027
2. Cipher Black Pearl LLC leases the land for the Black Pearl Facility from 11786 Wink LLC pursuant to an intercompany land lease. Land lease payments total $2.7MM over the life of the 15 year data center lease

4

Black Pearl: Layout and Highlights

300 MW
Gross Capacity

216 MW
Critical IT Load

~75 Acres
Total Acreage

Site Features:

- Immediate power availability: Newly constructed and energized high-to-mid voltage N+1 substation
- Fully approved for 300 gross MW of interconnection / agreements necessary to participate in the ERCOT market
- Favorable water flow rates supporting multiple cooling applications
- Dark fiber paths: Multiple, geographically diverse fiber routes to major metropolitan areas
- Engineering, procurement, and construction underway to meet target commencement date
- ~85% of the infrastructure currently deployed at Black Pearl is expected to be utilized for the AWS project
- Black Pearl's latency is sub 10ms to major metro areas including Dallas, Austin and San Antonio



Site Details	
Gross Capacity	300 MW
Critical IT Load Under Contract	216 MW
Substation Energization	Energized
Interconnection Status	Interconnection & ERCOT Approved
ERCOT Market & TDSP	LZ_West & Oncor
Target Initial Rent Commencement(1)	October 1, 2026
Land Agreement	Owned(1)
Acreage	~75 acres

Target Rack Ready Completion Date	
Data Hall 1	35 IT MW on Sept. 30th, 2026
Network Hall 1	15 IT MW on Sept. 30th, 2026
Data Hall 2	35 IT MW on Oct. 31st, 2026
Data Hall 3	35 IT MW on Nov. 30th, 2026
Network Hall 2	15 IT MW on Dec. 31st, 2026
Data Hall 4	81 IT MW on Feb. 28th, 2027

1. Rent under the Amazon Lease will commence in phases that coincide with rack-ready completion of designated construction phases of the Black Pearl Facility. Rent under the initial phase is expected to commence in October 2026. Rent under the final phase is expected to commence in March 2027
2. Land owned by a subsidiary of the Issuer and leased to Cipher Black Pearl LLC

5

Unique Strategic Partnership Between Cipher and AWS

Strategic Endorsement from AWS: Scale, Stability & Long-Term Visibility

Cipher + aws

Direct Lease with AA Credit Hyperscaler

Amazon is working with Cipher to secure long-term HPC capacity, ***underscoring the strategic value of Black Pearl for AI infrastructure growth***

Amazon Parent Fully Guaranteeing Lease Cash Flows

15-Year Triple Net Lease with ***no ability to terminate for convenience*** after final rent commencement. ***Amazon parent providing guarantee*** in an amount equal to rent and opex for the life of the lease

Scales HPC Strategy

Marks the second HPC lease for Cipher after its ~$3.8Bn lease with Fluidstack/Google at Barber Lake, ***advancing its HPC strategy by leasing directly to a hyperscaler***

6

Strong Contractual Economics and Free Cash Flow Profile

Cash Flows Backed by Amazon Credit

Highly Visible NNN Lease Cash Flows Backed by Amazon Credit Support

- **Parties**
  - Landlord: Cipher Black Pearl LLC (Landlord Guarantor: Cipher Mining Inc.)
  - Tenant: Amazon Data Services, Inc. (Tenant Guarantor: Amazon.com, Inc.)
- **Terms:**
  - MW IT Load: 216 MW
  - Tenor: 15-year lease with three 5-year tenant extension options
  - Triple Net Lease: Tenant pays 100% of recoverable operating expenses, taxes, insurance premiums, and any non-recurring costs related to tenant-driven change orders
  - Tenant Termination Rights: Casualty, condemnation, material interference, landlord sale to a restricted entity, 120-day delay in delivery with 30-day cure period or a violation of the anti-bribery provisions
    - Tenant also reserves the right to terminate with a prolonged grid power outage exceeding 180 consecutive days (excluding tenant fault), with termination right extinguished upon full restoration prior to exercising termination notice
- **Premises:**
  - Phase 1: Three data halls, one network hall, and O&M building on 137,000 sq. ft already constructed premises, to be retrofitted
  - Phase 2: One newly constructed data hall and network hall 2
- **Tenant Guaranty:**
  - Amazon.com, Inc. unconditionally guarantees an amount equal to all base rent and operating expenses due by the tenant as required by the lease
- **Construction Spend Cap:**
  - Tenant responsible for all construction costs above the Capex Allowance of $9.5MM/IT MW, inclusive of initial capex basis; Tenant Guaranty applies(1)(2)

1. Provided such construction costs are not unreasonable or the result of negligence or wrongful acts by landlord
2. $578MM makes up the Initial Capex Basis as agreed upon by Amazon under the lease, which is comprised of lease hold / property improvements and legacy compute and is used to calculate Amazon's remaining Capex Allowance. Such credited amount would be reduced by the value, not to exceed $288.0 million, recaptured by Cipher Black Pearl from the sale, lease or other repurposing by Cipher Black Pearl of existing bitcoin mining equipment. Such recaptured proceeds are required to be deposited into the Notes Proceeds Account to be used solely to fund the construction and development of the project

7

Strategic Position for World-Class AI HPC Data Center Campus

Site Highlights



- Located in Texas, regarded by many as one of the most high-growth power markets in the U.S., with competitive cost structure
- 75 acres of land, with 300 MW N+1 substation energized and 150 MW of infrastructure operational for BTC mining that will be retrofitted for the HPC data center
- 300 MW Facility Extension Agreement executed with Oncor and approved by ERCOT, without any pending approvals or restrictions on the load profile
- Interconnection at 138-kV under Oncor's Transmission Service tariff, one of the most cost efficient in Texas

Diverse Fiber Routes to Major Hubs


Albuquerque
Albuquerque
NEW MEXICO
Clovis
Lubbock
Roswell
Alamogordo
Hobbs
Carlsbad
Las Cruces
Big Spring
Midland
Ciudad Juárez
Black Pearl
TEXAS
Abilene
Dallas / Fort Worth
Fort Worth
Dallas
Tyler
Shreveport
Waco
CHICKASAW NATION
CHOCTAW NATION
ARKANSAS
LOUISIANA
Round Rock
Austin
Austin / San Antonio
San Antonio
Houston
Galveston
CHIHUAHUA
Ojinaga
Chihuahua
Delicias
Camargo
Piedras Negras
COAHUILA
Corpus Christi

- Strategically positioned to serve major U.S. AI demand hubs with multiple providers with diverse routes to major metropolitan areas with low latency and high bandwidth
- Wave service, dark, and lit fiber options available
- Black Pearl's latency is sub 10ms to major metro areas including Dallas, Austin, and San Antonio
- Regional proximity to major US fiber provider backbones

8

Experienced Team with Proven Track Record in Power Infrastructure & Hyperscale Data Center Delivery

Cipher Mining

Developer and Owner

Cipher Data Center Team & Capabilities

- Project leadership **team with extensive hyperscale data center delivery experience**, including **multiple senior hires from Google's data center construction and operations groups**, overseeing Black Pearl's development and operations
- Internal construction & operations leadership with **track records delivering Tier III-spec data centers on accelerated schedules**
- **In-house site selection, permitting, and power origination expertise**—team sources sites years in advance, evaluates interconnect and regulatory dynamics, and drives execution through COD
- Strong operational discipline, leveraging **proprietary curtailment tech** and **standardized design** to ensure **reliability and efficiency**

5 sites 477MW	8 sites ~3.4GW	Best In-Class Team
Cipher Developed Sites All sites completed on time based on original guidance 600MW of capacity under development with Quanta	**Cipher Pipeline** Currently interconnection approved or late stage of approval process	Team has worked at hyperscalers and built / operated data centers for hyperscalers Combined ~2.6GW of data center deployment and ~$32Bn+ of global project experience

Black Pearl

QUANTA

EPC

2025 ENR #1 Specialty Contractor	#1
Solar Worlds Top Solar & Storages Contractor	#1

Select List of Quanta Subsidiaries

ISG, Cupertino Electric Inc., PLT, Northstar, Blattner, Groves, Irby, PES, NorthStar

300
More than 300 strategic operating centers across U.S., Canada & Australia

25%+
25% of utility-scale wind, solar, and energy storage capacity in the U.S. were constructed by our companies

74,000
Largest specialized equipment fleet in North America: approximately 74,000 pieces of equipment

$30Bn
Record backlog of $30Bn reflects collaboration with customers & advancement of long-term strategies

9

10 Consolidated Financial Summary Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 14 Year 15 Year 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2040 2041 Rent Revenue 5,480 29 282 309 319 328 338 348 359 369 380 441 338 Net Property Management Fee 24 0 1 2 2 2 2 2 (1) 2 2 2 2 Net Operating Income 5,504 29 283 311 320 330 340 350 358 371 382 443 340 Net Accrued Interest (931) - (110) (122) (112) (102) (93) (83) (73) (63) (54) (5) 2 Accrued Amortization (2,000) - (117) (140) (140) (140) (140) (140) (140) (140) (140) (140) (63) DSRA Draw (Replace) 140 - - - - - - - - - - - 140 Cash Available After Debt Service 2,714 29 57 49 68 88 107 127 145 168 189 298 419 Value of Contracted Cash Flows Remaining Rent Payments - 5,195 4,886 4,568 4,241 3,904 3,557 3,199 2,830 2,451 376 - Debt Summary Beginning 2,000 - 2,000 1,883 1,743 1,603 1,463 1,323 1,183 1,043 903 203 63 Draw 2,000 - - - - - - - - - - - Mandatory Amortization (2,000) - (117) (140) (140) (140) (140) (140) (140) (140) (140) (140) (63) Ending 2,000 1,883 1,743 1,603 1,463 1,323 1,183 1,043 903 763 63 0 Lease Support Coverage Ratio - 2.76x 2.80x 2.85x 2.90x 2.95x 3.01x 3.07x 3.13x 3.21x N/A N/A Post - Construction Illustrative Annual Financial Summary Key Model Assumptions: • Black Pearl Phase I Initial Target Rack Ready Date on 9/30/2026, Phase II Initial Target Rack Ready Date on 12/31/2026 • Rent under the Amazon Lease will commence in phases that coincide with rack - ready completion of designated construction phases o f the Black Pearl Facility. Rent under the initial phase is expected to commence in October 2026. Rent under the final phase is expected to commence in March 2027 • Net Property Management Fee represents estimated property management fees payable by Tenant to Cipher Black Pearl pursuant to th e datacenter lease, less operating expenses and land lease payments, with a lump sum land lease payment in 2033 • Amortization of debt begins upon lease commencement, assuming 7% amortization per annum • 7.0% coupon being shown for illustrative purposes, with interest payable on a semiannual basis Consolidated Financial Summary

Black Pearl Compute